Exhibit 99.1

(NASDAQ:SLP) Annual Shareholders’ Meeting February 21, 2020

• Chairman: Walt Woltosz • Welcome and Introductions • Chief Executive Officer: Shawn O’Connor • Company Update • Chief Financial Officer: John Kneisel • Discussion of Voting Issues • Financial Overview • Questions & Answers • Adjournment of Official Meeting Agenda 2

3 Safe Harbor Statement With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission .

Management & Directors • Board of Directors: – Walter S. Woltosz, M.S., M.A.S., Chairman • Co - founder, Simulations Plus, Inc. – John K. Paglia Ph.D., CPA, CFA, Director • Senior Associate Dean; Professor of Finance, Pepperdine University – David Ralph, Ph.D., Director • Special assistant to the Dean of Graziadio School of Business and Professor of Marketing, Pepperdine University – Daniel L. Weiner, Ph.D., Director • Adjunct Professor, University of North Carolina, and Pharmaceutical Industry Consultant specializing in Model Based Drug Development – Lisa LaVange, Ph.D., Director • Professor and Associate Chair of the Department of Biostatistics , University of North Carolina • Served as Director of the Office of Biostatistics in the Center for Drug Evaluation and Research at the U.S. Food and Drug Administration (FDA) • Senior Management Team – Shawn O’Connor, Chief Executive Officer, Simulations Plus – John R. Kneisel, Chief Financial Officer, Simulations Plus – John DiBella, M.S., President, Lancaster Division of Simulations Plus – Jill Fielder - Kelly, M.S., President, Cognigen, Buffalo Division – Brett Howell, Ph.D., President, DILIsym Services, Inc., North Carolina Division 4

• Registered Independent Auditors • Rose, Snyder & Jacobs LLP, Encino, CA • Tax Specialists • Rose, Snyder & Jacobs LLP, Encino, CA • Legal Counsel • Procopio, Cory, Hargreaves & Savitch LLP Outside Counsels 5

6 Company Update Shawn O’Connor Chief Executive Officer

Operating Divisions • Simulations Plus, Inc. -- Lancaster, CA • Cognigen – Buffalo, NY – Acquired 2014 • DILIsym – Raleigh, NC – Acquired 2017 Customers and Market • Pharmaceutical and biotech companies ranging from the largest in the world to medium - sized and smaller companies in the U.S., Europe and Japan. • Computational Biology market estimated to be $2B growing at 20% CAGR. Consistent Financial Results • > 10 years of revenue growth, profitability and positive cash flow • Debt free with cash flow funding growth, dividends and acquisitions Simulations Plus Our mission is to improve the productivity of science - based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services 7

Serving All Stages of the Development Process Software Product Portfolio • Physiologically - based pharmacokinetic (PBPK) modeling platform • Predicts 140+ properties of chemical formulations • Quantitative Systems Toxicology (QST) and Quantitative Systems Pharmacology (QSP) for analyzing certain biological or disease states • Cloud - based web application to organize, process, maintain & communicate data and results over the duration of a drug development program Nasdaq: SLP 8 Products and services span the entire drug development process from discovery to approval Consulting Services • Support clients through entire drug development process from sketching chemicals to regulatory filings • Provide multi - disciplinary modeling and simulation support: ‒ PBPK modeling ‒ Population/PK analysis ‒ Pharmacodynamic modeling ‒ NONMEM analysis ‒ Quantitative systems pharmacology and toxicology ‒ Quantitative structure - activity relationship modeling ‒ Data assembly and preparation of reports

Highlights • Key initiatives – Progress in each area – Increased investment in sales and marketing resources – Increased consulting service resources to support demand - driven growth – Increased international opportunities • Strong revenue growth momentum build in FY19 and into FY20 – 15% growth for FY19 at high end of historical 10 - 15% range and comparable to 10% organic growth in FY18 – 20% growth for FY20 confidence driven by Q4FY19 growth at 20% and Q1FY20 growth at 25% • Software business steady consistent growth – GastroPlus continues to be gold - standard PBPK platform – Major release planned in FY20 – ADMET Predictor growth accelerating – expanding AI drug development applications • Service business revenue growth strong – Market demand remains high driving revenue growth of 21% in FY19 and 40% in Q1FY20 – Project backlog at end of Q1FY20 at $12M – Approximate 30% growth in consulting capacity since start of FY19 with key scientific additions – Rapid expansion of QSP efforts at DILIsym from 1 to 6 therapeutic applications • Positioned for continued success and industry leadership in to FY20 and beyond 9

Steady and Consistent Revenue Growth Key Highlights Q4 FY2019 Financial Highlights Revenue up 20% for the quarter; 15% for full year Gross profit 71.5% Q4FY19 vs 68.3% Q4FY18 Net income before taxes 24.8% Q4FY19 vs 27.5% Q4FY18 EPS $0.11 Q4FY19 vs $0.08 Q4FY18 Cash generated from operations during the quarter of ~$4.1M with cash on hand at end of quarter of $11.4M Operational Highlights Q4 FY2019 Software revenue: 48% of total revenue, 11% yr / yr growth Service revenue: 52% of total revenue, 19% yr / yr growth Annual FY2019 Software revenue: 55% of total revenue, 10% yr / yr growth Service revenue: 45% of total revenue, 21% yr / yr growth 111 Employees (including 76 with advanced degrees) up 18% yr / yr (76% of that growth is billable consulting staff) 10 Organic Revenue Growth accelerating to new 15 - 20 % range $13.8 $14.9 $16.9 $18.5 $6.1 $9.2 $12.8 $15.5 $19.9 $24.1 $29.7 $34.0 2016 2017 2018 2019 12 Months Revenue $ in millions Software Consulting $2.6 $2.9 $3.4 $3.8 $1.4 $3.3 $3.4 $4.2 $4.0 $6.2 $6.8 $8.0 16.4 17.4 18.4 19.4 Fourth Quarter Revenue $ in millions

11 PROXY Resolutions and Results Financial Overview John Kneisel Chief Financial Officer

12 • Three Proposals - through this morning , ~91 % of outstanding share votes have been cast – Proposal 1 : Election of Directors • Result: All elected – Proposal 2 : Ratify selection of Rose, Snyder & Jacobs LLP as the Company’s Independent Registered Public Accounting Firm • Result: Ratified with 99 +% voted FOR – Proposal 3 : Approval on an advisory, non - binding basis of Named Executive Officer Compensation. • Result: Compensation Approved – Proposal 4: Approval on an advisory, non - binding basis of the frequency of the shareholder advisory vote on Named Executive Officer compensation. 1, 2, or 3 year option. • 3 year option selected by shareholders. Voting Issues/Proxy Proposals

13 • Sales Trends & Geography • FY2019 vs. FY2018 • Balance Sheet Highlights • Financial Metrics • 1QFY2020 vs. 1QFY2019 Financial Overview

Revenues by Fiscal Year - 10 Year History Simulations Plus, Inc. (pro forma prior to 2012) 7.6 8.7 9.5 10 11.5 13.1 14.4 15.6 17.5 19.6 5.2 5.6 7.3 7.9 9.3 1.2 4.3 5.1 18.3 20 24.1 29.7 34 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Lancaster Buffalo No Carolina 14 ▪ Cognigen(Buffalo) acquired Sept. 2014 (1 st Qtr. 2015) ▪ DILIsym (No Carolina) acquired June 2017 (4 th Qtr. 2017)

Revenue by Region – YTD 2019 15 Europe 18 % Americas 65 % Asia 18 % Japan = 55% India = 17% China = 17% Other = 11% A global and diversified base of revenue

16 Income Statement: FY19 Versus FY18 (in millions) CONSOLIDATED FY19 FY18 Diff % chg Net sales $ 34.0 $ 29.7 $ 4.3 14.5% Gross profit 24.9 21.7 3.3 15.1% Gross profit margin 73.4% 73.1% 0.3% 0.5% SG&A $ 11.8 9.6 $ 2.2 23.1% R&D 2.5 1.8 0.7 39.6% Total operating expenses 14.3 11.4 2.9 25.7% Income from operations 10.7 10.3 0.4 3.4% Other income (expense) (0.1) (0.2) 0.1 - 42.1% Income before income taxes 10.6 10.1 0.5 4.1% Net income $ 8.6 $ 8.9 $ (0.3) - 3.9% Diluted earnings per share (in dollars) $ 0.48 $ 0.50 $ (0.02) - 5.0 % EBITDA $ 13.4 $ 13.0 $ 0.4 3.1%

17 Consolidated Diluted Earnings Per Share $0.18 $0.23 $0.29 $0.33 $0.50 $0.48 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 FY14 FY15 FY16 FY17 FY18 FY19 ▪ FY18 Includes $1.5M one - time Deferred tax benefit due to tax law change, approx. $0.08 per share $0.42

18 Consolidated Annual EBITDA (in millions) $7.7 $9.2 $10.4 $13.0 $13.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 FY15 FY16 FY17 FY18 FY19

19 Selected Consolidated Balance Sheet Items (in millions, except where indicated) August 31, 2019 August 31, 2018 Cash and cash equivalents $ 11.4* $ 9.4* Cash per share ( in Dollars ) $ 0.65 $ 0.54 Total current assets 21.2 17.8 Total assets 45.2 43.3 Total current liabilities 4.8 4.8 Total liabilities 7.5 11.4 Current ratio 4.42x 3.69x Shareholders’ equity 37.7 31.9 Total liabilities and shareholders’ equity 45.2 43.3 Shareholders’ equity per diluted share ( in Dollars ) $2.1 $1.79 * Cash as of February 19, 2020~$11.5 million.

20 Cash Position Excellent (in millions) Accumulating Cash while funding Acquisitions and Dividends $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1 $1.1 $1.1 $1.1 $1.1 $1.0 $5.0 $1.6 $1.0 $1.7 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.4 $9.9 $10.3 $11.4 $12.6 $11.5 17.1 17.2 17.3 17.4 18.1 18.2 18.3 18.4 19.1 19.2 19.3 19.4 20.1 2/19/20 Dividend Paid Acquisitions Cash on Hand Cash paid for DILIsym Earnout in 19.1 ($1.6) in Dec 2018 ($1.0M) • Chart covers period starting September 2016 . Cash paid for DILIsym Earnout ($1.7M) Cash paid for DILIsym Final cash paid to t TSRL

21 Income Statement: 1QFY20 Versus 1QFY19 (in millions) 1Q20 1Q19 Diff % chg Net sales $ 9.4 $ 7.5 $ 1.9 24.8% Gross profit $ 6.8 $ 5.3 $ 1.4 26.7% Gross profit margin 71.9% 70.8% 1.1% 1.5% SG&A $ 3.5 $ 2.7 $ 0.8 29.2% R&D 0.5 $ 0.5 (0.0) - 0.6% Total operating expenses 4.0 $ 3.2 0.8 24.3% Income from operations 2.7 $ 2.1 0.6 30.3% Other income (expense) 0.0 $ (0.1) 0.1 - 123.0% Income before income taxes 2.7 $ 2.0 0.7 35.2% Net income $ 2.1 $ 1.5 $ 0.5 34.0% Diluted earnings per share (in dollars) $ 0.11 $ 0.09 $ 0.03 31.7% EBITDA $ 3.4 $ 2.8 $ 0.7 25.1% Note: some numbers may not foot or crossfoot due to rounding

22 Summary & Wrap - up

23 Thank you for your kind attention… Questions?